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                                                                EXHIBIT 10.68

                  FIRST AMENDMENT TO CONDITIONS PRECEDENT RIDER

         THIS FIRST AMENDMENT TO CONDITIONS PRECEDENT RIDER (hereinafter referred to as this "Amendment") is made and entered into this 16th day of April, 1996, by and between HAYES MICROCOMPUTER PRODUCTS, INC. ("Borrower"), a Georgia corporation, and THE CIT GROUP/CREDIT FINANCE, INC. ("Lender"), a Delaware corporation.


                                    RECITALS:


         Borrower and Lender are parties to a certain Loan and Security Agreement dated December 21, 1995 (as at any time amended, the "Loan Agreement"), as supplemented by a certain Conditions Precedent Rider dated December 21, 1995 (the "Conditions Rider") between Borrower and Lender.

         The parties desire to amend the Conditions Rider as hereinafter set forth.

         NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound thereby, agree as follows:

         1. DEFINITIONS. All capitalized terms contained in this Amendment, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Loan Agreement.

         2. AMENDMENT TO RIDER. The Conditions Rider is hereby amended as follows:

            (a) By adding to Section 1 the following definitions in appropriate alphabetical sequence:

            "Administrative Claim" shall mean the Application of Gary J. Franza, John C. Stuckey and Mikhail Drabkin for Allowance and Payment of Administrative Expense Claim filed with the Court on March 26, 1996.

            "Aid of Confirmation Motion" shall mean the Motion for Order in Aid of Confirmation, Implementation and Consummation of Debtor's Plan of Reorganization, Alternative Motion for Modification of Confirmed Plan and Request for Expedited Hearing Thereon, filed with the Court by Borrower on April 8, 1996.

            "Certificate Regarding Investment Documents" shall mean the Certificate Regarding Investment Documents to be executed by Borrower on the Closing Date

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         in favor of Lender in substantially the form delivered to Borrower and pursuant to which Borrower shall confirm to Lender the consummation of the Merger Agreement, the purchase of Preferred Stock by the Investors and the execution and delivery of the Investors Shareholders' Agreement and Voting Trust Agreements (the terms Preferred Stock, Investors, Investors Shareholders' Agreement and Voting Trust Agreements shall have the meanings ascribed to them in the Agreement and Plan of Merger).

                  "Complaints for Revocation" shall mean the two Complaints for Revocation of Order Confirming Plan of Reorganization and Request for Emergency Hearing for Relief Pursuant to Bankruptcy Code ss.1144 filed with the Court by Belgrave Investments Trust N.V. on April 3, 1996, and by Gary J. Franza, John C. Stuckey and Mikhail Drabkin on April 5, 1996.

                  "Domestic Subsidiary" shall mean those Subsidiaries organized under the laws of a state of the United States.

                  "Emergency Motions" shall mean the two Emergency Motions for Appointment of Chapter 11 Trustee or, in the Alternative, for Conversion of the Case to Chapter 7; Request for Emergency Hearing; and Supporting Memorandum filed with the Court by Belgrave Investments Trust N.V. on April 3, 1996, and by Gary J. Franza, John C. Stuckey and Mikhail Drabkin on April 5, 1996.

                  "Limited Guaranty" shall mean the Limited Guaranty Agreement, executed by Dennis C. Hayes in favor of Lender, pursuant to which Dennis C. Hayes shall unconditionally guarantee the due and punctual payment and performance of all of the Obligations, but with liability thereunder limited to $5,000,000, and in the form attached hereto as Exhibit Q or otherwise in form and substance satisfactory to Lender and each Participant;

                  "Participants" shall mean Mellon Bank, N.A., Key Bank of New York, Foothill Capital Corporation, Finova Capital Corporation, LaSalle National Bank, and National Bank of Canada, and their respective successors and assigns.

                  (b) By deleting from Section 1 the definitions of "Final Order," "Merger Agreement" and "Subsidiary Guaranties" in their entireties and by substituting the following definitions in lieu thereof:

                  "Final Order" shall mean an order of the Court, the implementation, operation or effect of which has not been stayed and with respect to which no appeal and no motion, complaint or other proceeding for review, rehearing or revocation has been timely filed or is pending, or if any such appeal, motion, complaint or other proceeding is timely filed, the same has been dismissed with prejudice or otherwise resolved in a manner that leaves unaffected such order and

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         the time for further appeal, review or other consideration of such order has expired.

                  "Merger Agreement" shall mean that certain Agreement and Plan of Merger dated as of April 12, 1996, by and among Borrower, Dennis C. Hayes, Rinzai Limited,, Kaifa Technology (H.K.) Limited, Rolling Profit Holdings, Ltd., Lao Hotel (H.K.) Limited, Saliendra Pte Limited, S.P. Quek Investments Limited, and Financial Sub, Inc., a Georgia corporation and wholly-owned subsidiary of Rinzai Limited, together with all schedules and exhibits thereto and all amendments thereto prior to the date hereof.

                  "Subsidiary Guaranties" shall mean the Guaranties to be executed by each Subsidiary in favor of Lender, in substantially the form attached hereto as Exhibit N-1 or in such other form as may be requested by Lender in the case of a foreign Subsidiary (with such revisions as may be necessary to conform to applicable law of the jurisdiction of incorporation of each such Subsidiary) and N-2 or in such other form as may be requested by Lender in the case of a domestic Subsidiary, and by which each Subsidiary shall unconditionally guarantee the due and punctual payment and performance of all of the Obligations.


                  (c) By deleting paragraphs (a) and (b) of Section 2 in their entireties and by substituting the following new paragraphs (a) and (b) in lieu thereof:

                      (a) Lender shall have received assurances satisfactory to it and each Participant (including assurances in the form of a favorable written opinion addressed to Lender from Borrower's bankruptcy counsel and in the form of the Certificate Regarding Confirmed Plan of Reorganization to be executed and delivered on the Closing Date in the form provided by Lender to Borrower) that (i) the Confirmation Order has become a Final Order, except for the appeals therefrom taken by Melita Easters Hayes on March 18, 1996 and Megahertz Corporation on March 18, 1996; (ii) Borrower is in compliance with and able to perform all of the terms of the Reorganization Plan and Confirmation Order; and (iii) Borrower is authorized to proceed with consummation of the Reorganization Plan;

                      (b) Lender shall have received from Borrower and each Subsidiary the duly executed Intellectual Property Security Documents granting or perfecting security interests in favor of Lender in patents, trademarks and copyrights of Borrower or any Subsidiary that are registered in the United States, Canada or England;

                  (d) By deleting Section 2(d) in its entirety and by substituting the following new Section 2(d) in lieu thereof:


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                      (d) Each of the Subsidiaries shall have executed and
         delivered to Lender the Subsidiary Guaranties, Subsidiary Security Agreements and the Service of Process Appointment, and, to the extent requested by Lender, shall have joined with Borrower in executing and delivering to Lender the Contribution Agreement;

                  (e) By adding the word "Domestic" before the word "Subsidiary" in Section 2(h) and by deleting from Section 2(h) the words "and Foreign Perfection Filings."

                  (f) By deleting Section 2(j) in its entirety and by substituting the following new Section 2(j) in lieu thereof:

                      (j) Lender shall have received assurances satisfactory to it and each Participant (including assurances in the form of favorable written opinions addressed to Lender from counsel to Borrower) that Borrower and the Domestic Subsidiaries each has all requisite power and authority to execute and deliver each of the Transaction Documents to be signed by it and has duly executed and delivered the Transaction Documents through duly authorized officers, and that the Transaction Documents create legal, valid and binding obligations of the signatories thereto that are enforceable in accordance with their respective terms;

                  (g) By deleting Section 2(l) in its entirety and by substituting the following new Section 2(l) in lieu thereof:

                      (1) Lender shall have received assurances satisfactory to it and each Participant (including assurances in the form of the Certificate Regarding Investment Documents to be executed and delivered on the Closing Date in the form provided by Lender to Borrower) that (1) the "Investors" (as defined in the Merger Agreement) have consented to the terms of the Loan Agreement and other Transaction Documents to the extent that their consents are required under the terms of the Merger Agreement and Investors Shareholders' Agreement and (2) the transactions contemplated by the Merger Documents have been, or concurrently with the funding of the initial Revolving Loans under the Loan Agreement will be, fully consummated in accordance with the terms thereof as in effect on the date hereof (except to the extent of any waiver of closing conditions that the parties thereto may elect to make), including the infusion into Borrower of not less than $35,000,000, in cash, as a contribution to the equity capital of Borrower;

                  (h) By deleting Section 2(x) in its entirety and by substituting the following new Section 2(x) in lieu thereof:


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                           (x) The Closing Date occurs no later than the Funding
         Date and the Funding Date occurs no later than the close of business on April 22, 1996 (or such later date to which Lender may give its consent, in its sole discretion).

                  (i)      By adding the following new paragraphs (y) through
(cc) to Section 2:

                           (y) Lender shall have received assurances satisfactory to it and each Participant (including assurances in the form of a favorable written opinion addressed to Lender from Borrower's bankruptcy counsel) that the Court has entered an order, in form and substance satisfactory to Lender and each Participant, which grants the relief requested by Borrower in the Aid of Confirmation Motion and which authorizes Borrower to proceed with consummation of the Reorganization Plan.

                           (z) Each Participant shall have confirmed in writing to Lender its willingness to proceed with the purchase of its participation interest in the Revolving Loans, Term Loans and Accommodations pursuant to the participation agreement previously entered into between Lender and such Participant;

                           (aa) Lender shall have received the Limited Guaranty Agreement duly executed by Dennis C. Hayes;

                           (bb) The Emergency Motions and Complaints for Revocation shall have been dismissed by a written order of the Court that is in form and substance satisfactory to Lender and each Participant, or the Court by written order in form and substance satisfactory to Lender and each Participant has otherwise expressly authorized Borrower to consummate the Reorganization Plan notwithstanding the pendency of the Emergency Motions and Complaints for Revocation;

                           (cc) Lender shall have received assurances satisfactory to it and each Participant that no order for a stay has been entered by the Court with respect to the Confirmation Order, the order approving the Aid of Confirmation Motion or any other order in any way relating to the Confirmation Order;

                  (j) By deleting Section 3(b) in its entirety and by substituting the following new Section 3(b) in lieu thereof:

                           (b) With respect to Term Loan A, Lender shall have received assurances satisfactory to it and each Participant that 80% of the appraised auction sale value of Eligible Equipment on the Closing Date is not less than $2,027,000 (and if 80% of such value is determined by Lender to be less than $2,027,000, then Term Loan A shall be reduced by an amount equal to the difference).


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         2. EXPENSES OF LENDER. Borrower agrees to pay, ON DEMAND, all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any other Transaction Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

         3. RATIFICATION AND REAFFIRMATION. Borrower hereby ratifies and reaffirms each of the Transaction Documents as modified by the Bringdown Certificate executed by the President of Borrower, Dennis C. Hayes, and dated the date hereof (the "Bringdown Certificate"), and all of Borrower's covenants, duties and liabilities thereunder.

         4. ACKNOWLEDGEMENTS AND STIPULATIONS. Borrower acknowledges and stipulates that the Loan Agreement and the other Transaction Documents executed by Borrower are legal, valid and binding obligations of Borrower that are enforceable against Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); and the security interests and liens granted by Borrower in favor of Lender are duly perfected, first priority security interests and liens.

         5. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, to induce Lender to enter into this Amendment, that no Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower; and except as may have been disclosed in writing by Borrower to Lender prior to the date hereof or in the Bringdown Certificate, all of the representations and warranties made by Borrower in the Loan Agreement are true and correct on and as of the date hereof.

         6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Georgia.

         7. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         8. NO NOVATION, ETC.. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Conditions Rider or any of the other Transaction Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect. Notwithstanding any prior mutual temporary disregard of any of the terms of any of the Transaction Documents, the parties agree that the terms of each of the Transaction Documents shall be strictly adhered to on and after the date hereof.


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         9. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

         10. RELEASE OF CLAIMS. TO INDUCE LENDER TO ENTER INTO THIS AMENDMENT, BORROWER HEREBY RELEASES, ACQUITS AND FOREVER DISCHARGES LENDER, AND ALL OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS OF LENDER, FROM ANY AND ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OR ACTIONS OF ANY KIND OR NATURE (IF THERE BE ANY), WHETHER ABSOLUTE OR CONTINGENT, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, OR KNOWN OR UNKNOWN, THAT BORROWER NOW HAS OR EVER HAD AGAINST LENDER ARISING UNDER OR IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS OR OTHERWISE.

         11. WAIVER OF JURY TRIAL. THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal in Atlanta, Georgia, and delivered by their respective duly authorized officers on the date first written above.



ATTEST:                                    HAYES MICROCOMPUTER PRODUCTS,
                                           INC. ("Borrower")


                                           By:  /s/ Dennis C. Hayes
-------------------------                      -----------------------------
Secretary                                      DENNIS C. HAYES, President
[CORPORATE SEAL]



                  [Signatures continued on the following page]

                                           Accepted and Agreed to:

                                           THE CIT GROUP/CREDIT FINANCE,
                                           INC. ("Lender")


                                           By:      /s/
                                                -----------------------------
                                           Title:   Vice President
                                                 ----------------------------

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                            CONSENT AND REAFFIRMATION


         The undersigned guarantors of the Obligations of Borrower at any time owing to Lender hereby (i) acknowledge receipt of a copy of the foregoing First Amendment to Conditions Precedent Rider; (ii) consent to Borrower's execution and delivery thereof and of the other documents, instruments or agreements Borrower agrees to execute and deliver pursuant thereto; (iii) agree to be bound thereby; and (iv) affirm that nothing contained therein shall modify in any respect whatsoever its respective guaranty of the Obligations and reaffirm that such guaranty is and shall remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of such First Amendment to Conditions Precedent Rider.


                                     HAYES MICROCOMPUTER PRODUCTS
                                     (AUSTRALIA) PTY LIMITED


                                     By:      /s/ Dennis C. Hayes
                                        ---------------------------------
                                        DENNIS C. HAYES, Director



                                     HAYES MICROCOMPUTER PRODUCTS
                                     (CANADA) LIMITED


                                     By:    /s/ Dennis C. Hayes
                                        ---------------------------------
                                        DENNIS C. HAYES, President



                                     PRACTICAL PERIPHERALS (EUROPE)
                                     LIMITED


                                     By:      /s/ Dennis C. Hayes
                                        ---------------------------------
                                        DENNIS C. HAYES, Director


                    [Signatures continued on following page]


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                                        HAYES MICROCOMPUTER PRODUCTS
                                        (FRANCE) S.A.R.L.


                                        By:    /s/ Dennis C. Hayes
                                           -----------------------------------
                                           DENNIS C. HAYES,
                                           Authorized Representative

                                        HAYES MICROCOMPUTER PRODUCTS
                                        DE MEXICO S.A. DE C.V.


                                        By:      /s/ Dennis C. Hayes
                                           -----------------------------------
                                           DENNIS C. HAYES, Sole
                                           Administrator

                                        HAYES MICROCOMPUTER PRODUCTS
                                        (SCANDINAVIA) APS


                                        By:      /s/ Dennis C. Hayes
                                           -----------------------------------
                                           DENNIS C. HAYES, Managing
                                           Director


                                        By:      /s/ William Louis Pechey
                                           -----------------------------------
                                           WILLIAM LOUIS PECHEY,
                                           Managing Director

                                        HAYES MICROCOMPUTER PRODUCTS
                                        (INTERNATIONAL) LIMITED


                                        By:      /s/ Dennis C. Hayes
                                           -----------------------------------
                                           DENNIS C. HAYES, President

                                        ENTERPRISE TECHNOLOGIES, INC.


                                        By:      /s/ Jack E. Fisher
                                           -----------------------------------
                                           JACK E. FISHER, President


                    [Signatures continued on following page]

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                               HAYES GOVERNMENT SERVICES, INC.


                               By:      /s/ Dennis C. Hayes
                                  -----------------------------------
                                  DENNIS C. HAYES, President




                                        /s/ Dennis C. Hayes            (SEAL)
                                  -----------------------------------
                                  DENNIS C. HAYES






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